UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: March 29, 2005


                               SAN Holdings, Inc.
             (Exact name of registrant as specified in its charter)



           Colorado                    0-16423                  84-0907969
----------------------------      ----------------        ----------------------
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)


            9800 Mount Pyramid Court, Suite 130, Englewood, CO 80112
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (303) 660-3933
                                 --------------
               Registrant's telephone number, including area code


                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

         On March 30, 2005, SAN Holdings, Inc. (the "Company") issued a press release announcing its results of operations for the fiscal year ended December 31, 2004. The press release is furnished as Exhibit 99.2 and incorporated by reference in this Current Report on Form 8-K. The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01 - "Regulation FD Disclosure" of Form 8-K.

Note: Information in this report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is disclosed pursuant to Item 2.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)      Departure of Director

         On March 25, 2005, Benjamin Emmons resigned his position as Director of the Company. Mr. Emmons' resignation was not due to a disagreement with the Company known to any executive officer of the Company, and Mr. Emmons' did not serve on any committees of the Board of Directors.

Item 7.01  Regulation FD Disclosure.

         On March 29, 2005, the Company issued a press release announcing that it has received initial orders on a major Federal program that the Company expects will generate more than $19 million in revenue over a five-year period. The press release is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

         On March 30, 2005, the Company issued a press release announcing its results of operations for the fiscal year ended December 31, 2004. The press release is furnished as Exhibit 99.2 and incorporated by reference in this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02 - "Results of Operations and Financial Condition" of Form 8-K.

Note: Information in this report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is disclosed pursuant to Item 7.01.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                          Description
     -----------                          -----------
            99.1  Press Release of SAN Holdings, Inc., dated March 29, 2005
            99.2  Press Release of SAN Holdings, Inc., dated March 30, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SAN HOLDINGS, INC.



                                   By: /s/ Robert C. Ogden
                                      ------------------------------------------
                                       Robert C. Ogden, Vice President, Chief
                                         Financial Officer and Secretary


                                   Date: March 31, 2005


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